UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015 (October 1, 2015)

EV Energy Partners, L.P.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20–4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651–1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8–K/A amends and supplements the Current Report on Form 8–K filed by EV Energy Partners, L.P. on October 6, 2015. The Current Report on Form 8–K is being amended by this Form 8–K/A to include the audited and unaudited financial statements and pro forma financial information related to the acquisition of Belden & Blake Corporation and oil and natural gas properties in the Appalachian Basin, the San Juan Basin and the Austin Chalk (the “Acquired Properties”) from certain institutional partnerships managed by EnerVest, Ltd., as required by Item 9.01 of Form 8–K. No other amendments to the Form 8–K are being made by this Form 8–K/A.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited Consolidated Financial Statements of Belden & Blake Corporation and Subsidiaries as of and for the year ended December 31, 2014, which are included in Exhibit 99.1 hereof and are incorporated herein by reference.

Audited Combined Statement of Revenues and Direct Operating Expenses of the Acquired Properties for the year ended December 31, 2014, which are included in Exhibit 99.2 hereof and are incorporated herein by reference.

Unaudited Consolidated Financial Statements of Belden & Blake Corporation and Subsidiaries as of September 30, 2015 and December 31, 2014 and for the nine months ended September 30, 2015 and 2014, which are included in Exhibit 99.3 hereof and are incorporated herein by reference.

Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Acquired Properties for the nine months ended September 30, 2015 and 2014, which are included in Exhibit 99.4 hereof and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Information as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014, which are included in Exhibit 99.5 hereof and are incorporated herein by reference.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

23.2	Consent of Deloitte & Touche LLP relating to the consolidated financial statements of Belden & Blake Corporation for the year ended December 31, 2014.

23.3	Consent of Deloitte & Touche LLP relating to the combined statement of revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2014.

99.1	Audited Consolidated Financial Statements of Belden & Blake Corporation and Subsidiaries as of and for the year ended December 31, 2014.

99.2	Audited Combined Statement of Revenues and Direct Operating Expenses of the Acquired Properties for the year ended December 31, 2014.

99.3	Unaudited Consolidated Financial Statements of Belden & Blake Corporation and Subsidiaries as of September 30, 2015 and December 31, 2014 and for the nine months ended September 30, 2015 and 2014.

99.4	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Acquired Properties for the nine months ended September 30, 2015 and 2014.

99.5	Unaudited Pro Forma Condensed Consolidated Financial Information of the Acquired Properties as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: December 11, 2015	By:	/s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Chief Financial Officer of EV Management LLC,
general partner of EV Energy GP, L.P.,
general partner of EV Energy Partners, L.P.

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EXHIBIT INDEX

23.2	Consent of Deloitte & Touche LLP relating to the consolidated financial statements of Belden & Blake Corporation for the year ended December 31, 2014.

23.3	Consent of Deloitte & Touche LLP relating to the combined statement of revenues and direct operating expenses of the Acquired Properties for the year ended December 31, 2014.

99.1	Audited Consolidated Financial Statements of Belden & Blake Corporation and Subsidiaries as of and for the year ended December 31, 2014.

99.2	Audited Combined Statement of Revenues and Direct Operating Expenses of the Acquired Properties for the year ended December 31, 2014.

99.3	Unaudited Consolidated Financial Statements of Belden & Blake Corporation and Subsidiaries as of September 30, 2015 and December 31, 2014 and for the nine months ended September 30, 2015 and 2014.

99.4	Unaudited Combined Statements of Revenues and Direct Operating Expenses of the Acquired Properties for the nine months ended September 30, 2015 and 2014.

99.5	Unaudited Pro Forma Condensed Consolidated Financial Information as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014.

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